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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 21, 1998


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


        1-8552                                             31-0738296
(Commission File Number)                       (IRS Employer Identification No.)


                  100 East Broad Street, Columbus, Ohio 43271
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

         On June 12, 1998, BANC ONE CORPORATION completed its acquisition of First Commerce Corporation, a multi-bank holding company headquartered in New Orleans, Louisiana.

         Below are the combined operating results for the first thirty days of post merger activity. Net income and income per share include the impact of one-time restructuring and integration costs of $182.0 million. These results are not indicative of future operating results.

               Total revenue                    $1,339.8 million

               Net income                       $118.1 million

               Net income per share (diluted)   $0.17



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements

               NONE.

         (b)   Pro Forma Financial Information

               NONE.

         (c)   Exhibits

               NONE
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BANC ONE CORPORATION
                                                 (Registrant)

Date:  July 21, 1998                             By:  /s/ William C. Leiter
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                                                      William C. Leiter
                                                      Senior Vice President